FAM Small Cap Fund  (FAMFX)

Summary Prospectus

May 1, 2013

Before  you  invest,  you  may  want  to  review  the  Fund’s  prospectus,  which  contains  more  information  about  the  Fund  and

its  risks.   You  can  find  the  Fund’s  prospectus  and  other  information  about  the  Fund  online  at   http://www.famfunds.com/

fam_funds/reports.cfm.  You may also obtain this information about the Fund at no cost by calling 800.932.3271 or by sending

an  email  request  to  info@famfunds.com.   The  Fund’s  full  prospectus  and  Statement  of  Additional  Information,  dated  May  1,

2013, are incorporated by reference into this summary prospectus.

Investment Objective

FAM Small Cap Fund’s investment objective is to maximize long-term return on capital.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load ) on purchases

None

Maximum deferred sales charge (load)

None

Redemption fee

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees

1.00%

Distribution and Service (12b-1) Fees

None

Other Expenses

1.79%

Acquired Fund Fee and Expenses

0.02%

Total Annual Fund Operating Expenses

2.81%

Fee waiver and/or expense reimbursement  1

1.33%

Total Annual Fund Operating Expenses after

Waiver and/or Reimbursement1

1.48%

1Fenimore Asset Management (FAM) has entered into a contractual agreement with FAM Small Cap Fund to limit the total operating expenses of the Fund’s Investor Class shares to 1.50% of its average daily net assets through May 1, 2015.  This expense limitation agreement may only be amended by the Fund’s Board of Trustees.

Expense Example:   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time peri-

ods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1-Year

3-Year

5-Year

10-Year

$151

$611

$1,240

$2,937

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its port-

folio).   A  higher  portfolio  turnover  rate  may  indicate  higher  transaction  costs  and  may  result  in  higher  taxes

when  Fund  shares  are  held  in  a  taxable  account.   These  costs,  which  are  not  reflected  in  annual  fund  operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 7.59% (Not Annualized) of the average value of its portfolio.

Principal Investment Strategies

Fenimore Asset Management, Inc. (“Fenimore”), the investment advisor to the Fund, employs a “value approach”

in  making  its  common  stock  selections.   This  approach  is  based  on  Fenimore’s  belief  that  at  any  given  point  in

time  the  stock  price  of  a  company  may  sell  below  the  company’s  “true  business  worth”.   Factors  considered  in

evaluating  the  true  business  worth  include  the  company’s  current  earnings  and  Fenimore’s  opinion  as  to  its  fu-

ture earnings potential.  After identifying a company whose securities are determined to have a favorable price-

to-earnings  relationship,  Fenimore  plans  to  invest  in  such  securities  until  the  “true  business  worth”  nears  the market price of the company’s securities.

Under normal market conditions the Fund invests at least 80% of its net assets plus the amount of any borrowings for invest-

ment purposes in securities of small cap companies.  The Fund considers small cap companies to be those issuers having market capitalizations of between $50 million and $1 billion, measured at the time of purchase.  The fund may invest in the securities of both domestic and foreign issuers.  The Fund’s policy of investing at least 80% of its net assets in small cap companies may only be changed upon 60 days prior notice to shareholders.

Principal Risks

•  Stock Market Risk -  the value of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions.  Stock prices may decline over short or extended periods of time.  Stocks are more volatile and riskier than some other forms of investments.

•  Stock Selection Risk - the value stocks chosen for the Fund are subject to the risk that the market may never realize their intrin-

sic value or their prices may go down.

•  Small-Cap Risk - small capitalization companies may not have the size, resources or other assets of large capitalization com-

panies.

•  Market Risk - the value of your investment will go up and down, which means that you could lose money.

•  Foreign Investment Risk - the Fund may invest in securities of foreign issuers that are traded in foreign markets or may be rep-

resented by American Depository Receipts that are traded in the United States.  Investments in non-U.S. securities may involve additional risk including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, ex-

propriation, limited disclosure and illiquid markets.

Annual Total Return

Because the Fund has not yet completed a full calendar year of investment operations, annual total return information is not available is therefore not presented.

Fund Management

Investment Advisor

Fenimore Asset Management, Inc.

Portfolio Co-Managers

Thomas O. Putnam, Chairman and Marc D. Roberts, CFA of Fenimore Asset Management, Inc.

Mr. Putnam has managed the Fund since the Fund’s inception in 2012.

Mr. Roberts has co-managed the Fund since the Fund’s inception in 2012.

Purchase and Sale of Fund Shares

The  minimum  initial  purchase  is  $5000  for  a  regular  account  and  $2000  for  an  individual  retirement  account.

The minimum subsequent investment is $50.  You may redeem shares by mail or fax (518.234.7793).  Redemption proceeds will be sent by check to the address of record or by electronic bank transfer.

Tax Information

Fund  distributions  are  taxable,  and  will  be  taxed  as  ordinary  income  or  capital  gains,  unless  you  are  investing

through  a  tax-deferred  arrangement,  such  as  a  401(k)  plan  or  an  individual  retirement  account.   Such  tax-de-

ferred arrangements may be taxed upon withdrawals made from those arrangments.

Financial Intermediary Compensation

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.